UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2006

(Date of earliest event reported)

CLUBCORP, INC.

(Exact name of issuer of the securities held pursuant to the plan)

Commission File Numbers 33-89818, 33-96568, 333-08041, 333-57107, 333-52612 and 333-110521

Delaware	75-2778488
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3030 LBJ Freeway, Suite 600

Dallas, Texas 75234

(Address of principal executive offices, including Zip Code)

(972) 243-6191

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On May 12, 2006, ClubCorp, Inc. issued a press release announcing its engagement of Goldman Sachs as its exclusive financial advisor to explore strategic options, including the possible sale of the company. If the decision is made to sell the company, the Dedman family will acquire Pinehurst, the historic North Carolina resort, and the balance of ClubCorp’s assets will go to another buyer. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

99.1	Press Release issued on May 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLUBCORP, INC.

By:	/s/ Jeffrey P. Mayer
Jeffrey P. Mayer
Chief Financial Officer
ClubCorp, Inc.

Date:	May 15, 2006

EXHIBIT INDEX

99.1	Press Release issued May 12, 2006